SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report –  September 7, 2005

(Date of Earliest Event Reported)

COMPUTER HORIZONS CORP.

(Exact name of registrant as specified in its charter)

New York	0-7282	13-2638902
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

49 Old Bloomfield Avenue
Mountain Lakes, New Jersey  07046-1495

(Address of principal executive offices)

Registrant’s telephone number, including area code: (973) 299-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐              Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐              Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐              Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐              Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02                                                Termination of a Material Definitive Agreement.

On September 7, 2005, the Agreement and Plan of Merger dated as of April 12, 2005, among Computer Horizons Corp. (“CHC”), Analysts International Corporation and JV Merger Corp. terminated without consummation.  The termination resulted from the failure of CHC to receive the requisite vote of its shareholders.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2005

COMPUTER HORIZONS CORP.

By:	/s/ William J. Murphy
William J. Murphy
Chief Executive Officer